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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K



                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported)      FEBRUARY 2,  2001
                                                         -----------------------


                        CENTRAL VALLEY COMMUNITY BANCORP
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             (Exact name of registrant as specified in its charter)

           California                 0001-127371             77-9539125
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  (State or other jurisdiction        (Commission           (IRS Employer
         of incorporation)            File Number)        Identification No.)


600 Clovis Avenue, Clovis, California                                 93612
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         (Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code   (559) 298-1775
                                                  -------------------

                                       N/A
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          (Former name or former address, if changed since last report)



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Item 5.      OTHER EVENTS.

         (a) PRESS RELEASES. On January 16, 2001, Central Valley Community Bancorp issued a press release containing unaudited financial information and accompanying discussion for the year-end 2000. A copy of the press release is attached to this Current Report and is incorporated into this report by reference.


Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (b)      EXHIBITS

                  Exhibit 99.1 Central Valley Community Bancorp press release dated January 16, 2001 containing unaudited financial information and accompanying discussion for the year-end 2000.






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





Date: February 2, 2001                 CENTRAL VALLEY COMMUNITY BANCORP



                                       /s/ Daniel J. Doyle
                                       ----------------------------------------
                                       Daniel J. Doyle, President and Chief
                                       Executive Officer (Principal Executive
                                       Officer)


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                                  EXHIBIT INDEX
                                  -------------

Exhibit  No.      Description
------------      -----------

99.1 Central Valley Community Bancorp press release dated January 16, 2001, containing unaudited financial information and accompanying discussion for the year-end 2000.